Exhibit 99.1

Ambac Appoints Claude LeBlanc as President and Chief Executive Officer
Remains Focused on Key Strategic Priorities
NEW YORK, –December 12, 2016 – Ambac Financial Group, Inc. (Nasdaq:AMBC) (“AFG”), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC” and together with AFG, “Ambac”), provide financial guarantees and other financial services, today announced the appointment of Claude LeBlanc as President and Chief Executive Officer of Ambac, effective as of January 1, 2017. Mr. LeBlanc, a seasoned financial services executive with more than 25 years of experience in structured finance, debt and equity capital markets, business restructuring and capital management, will also join the Ambac Board of Directors. He succeeds Nader Tavakoli, who has resigned from his roles as President and CEO and as a Director of Ambac, effective immediately, to pursue other opportunities.
“On behalf of the Board, I would like to thank Nader for his many contributions to Ambac,” said Jeffrey S. Stein, Chairman of the Ambac Board. “Under Nader’s leadership, and with the support of the strong management team in place, the company has accomplished a number of key objectives in recent years. With this strong foundation, and as we look to build on our significant progress, Ambac is well positioned to transition the company’s leadership.”
Mr. Tavakoli said, “I am delighted to have served Ambac as CEO during an extremely active and exciting time when we made tremendous progress for the company's stakeholders.  I would like to thank the many dedicated and talented employees of the company for having helped achieve our many advances, positioning the company so well for future success, and contributing to the significant improvements in book value and adjusted book value, as well as other metrics, since AFG's emergence from bankruptcy in 2013.  I wish Claude LeBlanc and the company every success in the future."
Mr. Stein continued, “Claude has more than two decades of financial services experience, giving the Board confidence that he is the right leader for Ambac as the company continues to concentrate on asset liability management and selective business transactions offering attractive risk adjusted returns that, among other things, may permit utilization of Ambac’s tax net operating loss carry-forwards. We expect to benefit greatly from Claude’s significant expertise as Ambac executes its strategic priorities.”
Mr. LeBlanc said, “I look forward to working with Ambac’s Board, talented management team, dedicated employees and primary regulator to continue executing the company’s strategies to optimize assets and reduce liabilities, while maintaining a clear focus on risk and regulatory matters.”
The company has entered into a separation agreement with Mr. Tavakoli, pursuant to which the term of his employment will end on December 31, 2016. Additional details are included in a Form 8-K to be filed with the Securities and Exchange Commission. Mr. Stein will oversee the business and affairs of the Company, at the direction of the Board, through the end of 2016.
About Claude LeBlanc
Mr. LeBlanc will depart as Chief Financial Officer and Chief Restructuring Officer of Syncora Holdings Ltd., effective December 31, 2016, consistent with Syncora’s announced succession plan. In this role, which he has held since 2010, he actively led global remediation and asset recovery initiatives, evaluated strategic alternatives for the company and oversaw the finance and risk functions. During his term, Syncora created approximately $5 billion in surplus and reduced its insured exposure by over $140 billion. Mr. LeBlanc also led Syncora’s recent and successful $1.2 billion restructuring and securities exchange offer transaction. He previously served as Special Advisor to Syncora’s Board of Directors beginning in 2008. As Special Advisor, he led the successful restructuring of the company during the 2008-2009 financial crisis. Mr. LeBlanc joined Syncora in 2006 as Executive Vice President and was responsible for all corporate development activities, strategic development, capital planning, and management of key bank and rating agency relationships.
Prior to joining Syncora, Mr. LeBlanc served as Senior Vice President of Corporate Development and Strategy and as a member of the executive management group for XL Capital Ltd. In this role, he led various global corporate development initiatives, oversaw and managed significant capital market transactions, and, reporting to the Chief Financial Officer and Chief of Staff, was responsible for global strategy development and capital management. Prior to joining XL Capital in 2002, he served as Chief Operating Officer and a member of the executive management team for Transworld Network International, a North American telecommunications group where he led corporate development, financial planning, and certain business operations. Mr. LeBlanc began his career in 1991 at PricewaterhouseCoopers and later served as Vice President of Financial Advisory Services in 1997 when he advised on mergers and acquisitions, corporate restructurings, and transaction advisory.
About Ambac Financial Group
Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiaries, Ambac Assurance Corporation ("AAC"), Everspan Financial Guarantee Corp., and Ambac Assurance UK Limited ("Ambac UK"), provide financial guarantees and other financial services to clients in both the public and private sectors globally. AAC, including the Segregated Account of AAC (in rehabilitation), is a guarantor of public finance and structured finance obligations. Ambac’s primary goal is to maximize stockholder value by executing the following key strategies: active runoff of AAC and its subsidiaries through accretive transaction terminations, policy commutations, settlements and restructurings, and maximizing the risk-adjusted return on invested assets; loss recovery through litigation and exercise of contractual and legal rights; improved cost effectiveness and efficiency of the operating platform; rationalization of AAC's capital and liability structures, enabling simplification of corporate governance and facilitating the successful rehabilitation of the Segregated Account; and selective business transactions offering attractive risk adjusted returns that, among other things, may permit utilization of Ambac’s tax net operating loss carry-forwards. Ambac‘s common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain primary residential mortgage backed securities litigations. For more information, please go to www.ambac.com.
Forward-Looking Statements
In this press release, we have included statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "estimate," "project," "plan," "believe," "anticipate," "intend," "potential," "going forward," "looking ahead" and similar expressions, or future or conditional verbs such as "will," "should," "would," "could," and "may," or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which, may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under "Risk Factors" in our most recent SEC filed quarterly or annual report.
Any or all of management's forward-looking statements here or in other publications may turn out to be incorrect and are based on management's current belief or opinions. Ambac's actual results may vary materially, and there are no guarantees about the performance of Ambac's securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially from expectations or estimates reflected in such forward-looking statements, include, among others: (1) volatility in the price of Ambac's common stock; (2) uncertainty concerning our ability to achieve value for holders of Ambac securities, whether from Ambac Assurance Corporation ("Ambac Assurance") or from new business opportunities; (3) dilution of current stockholder value or adverse effects on our share price resulting from the issuance of additional shares of common stock; (4) adverse effects on our share price resulting from future offerings of debt or equity securities that rank senior to our common stock; (5) potential of rehabilitation proceedings against Ambac Assurance; (6) decisions made by the rehabilitator of the Segregated Account of Ambac Assurance Corporation (the "Segregated Account") for the benefit of policyholders that may result in material adverse consequences for Ambac's security holders; (7) changes to the Segregated Account Rehabilitation Plan that could adversely affect the value of securities issued or insured by Ambac Assurance or the Segregated Account; (8) our inability to realize the expected recoveries included in our financial statements, including those relating to breaches of representations and warranties (R&W) by sponsors of certain RMBS transactions; (9) intercompany disputes or disputes with the rehabilitator of the Segregated Account; (10) our inability to monetize assets, restructure or exchange outstanding debt and insurance obligations, or the failure of any such transaction to deliver anticipated results; (11) our results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of our insurance intangible asset; (12) increased fiscal or liquidity stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructurings by municipal issuers; (13) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, from rules and procedures governing the payment of permitted policy claims, or from the characterization of our surplus notes as equity; (14) credit risk throughout our business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, collateralized loan obligations, public finance obligations and exposures to reinsurers; (15) risks attendant to the change in composition of securities in our investment portfolio; (16) inadequacy of reserves established for losses and loss expenses; (17) the risk that our risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss as a result of unforeseen risks; (18) changes in prevailing interest rates; (19) factors that may influence the amount of installment premiums paid to Ambac, including the Segregated Account rehabilitation proceedings; (20) default by one or more of Ambac Assurance's portfolio investments, insured issuers or counterparties; (21) market risks impacting assets in our investment portfolio or the value of our assets posted as collateral in respect of investment agreements and interest rate swap transactions; (22) risks relating to determinations of amounts of impairments taken on investments; (23) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on our business, operations, financial position, profitability or cash flows; (24) our inability to realize value from Ambac Assurance UK Limited; (25) system security risks; (26) market spreads and pricing on derivative products insured or issued by Ambac or its subsidiaries; (27) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (28) changes in accounting principles or practices that may impact Ambac's reported financial results; (29) legislative and regulatory developments; (30) operational risks, including with respect to internal processes, risk models, systems and employees, and failures in services or products provided by third parties; (31) Ambac's financial position and the Segregated Account rehabilitation proceedings that may prompt departures of key employees and may impact our ability to attract qualified executives and employees; (32) the potential adverse economic impact of the United Kingdom's withdrawal from the European Union on Ambac's insured international portfolio and the value of its foreign investments; and (33) other risks and uncertainties that have not been identified at this time.
Contact
Abbe F. Goldstein, CFA
Managing Director, Investor Relations and Corporate Communications
(212) 208-3222; agoldstein@ambac.com